Arbitron Inc. Business Overview Stephen Morris President and Chief Executive Officer 05-INV-062 11/05

Safe Harbor Statement Statements made in this presentation that are not historical in nature, particularly those regarding expected performance in 2005 and future years, are forward-looking statements. These forward-looking statements are based on current expectations and assumptions, and entail various risks and uncertainties that could cause actual results to differ materially from those expressed in such forward-looking statements. Important factors known by the company that could cause such material differences are discussed from time to time in Arbitron's filings with the Securities and Exchange Commission, including in particular the risk factors discussed under the caption "ITEM 1. BUSINESS - Business Risks" in our Annual Report on Form 10-K.

Company Profile International media and marketing research firm Audience measurement pioneer Reputation for research credibility, quality and integrity Consistent track record over extended period 58th year in business Innovation leader in technology solution for marketing accountability Independent public company since 2001 (NYSE: ARB)

Unique Investment Opportunity Strong platform for growth Brand Recognition: Global credentials in media research/information Predictability: Long-term customer relationships Visibility: Recurring revenues, high margins, strong cash flow and exceptional ROE Diverse Offering: Broad penetration of media industry Execution: Talented, proven and motivated organization Rapidly changing/growing market High demand for information versus data Accountability and measurable return is "Holy Grail" Transformational growth initiatives ready for market

Our mission "Global leader in media & marketing information" "Global leader in media & marketing information" "Global leader in media & marketing information" Legacy Present U.S. Global Radio Multiple media Data Information Media Media & marketing

Service Mix Ratings Qualitative research (multi-media & purchase data) Application software Information and Applications for Buy/Sell Process

Evolving Market Presence Traditional client base focused on advertisers and radio stations Radio Stations Advertising Agencies

4,581 Radio Stations 1,061 Advertising Agencies 346 Broadcast TV Stations 459 Advertisers 161 Newspapers 83 Outdoor Customers 154 Cable TV Customers Evolving Market Presence Evolved client base addresses full spectrum of media clientele Innovative technology serves as catalyst for accountability

Favorable Industry Trends Trend Advantage Proliferation Growth in customer base among new and emerging media Globalization Demand for universal standard of measurement Accountability Desire to quantify cause/effect of advertising Consolidation Need information to sell cross-platform Aggressive users of information

Radio Consolidation Positives Negatives 100% group renewals Price Negotiation Multi-year contracts Full range of services New stations "Group" services

Protect/build audience measurement franchise Enhance customer satisfaction Continually improve research quality Add value with "qualitative" and software Expand national radio (RADAR(r)) Extend to new media (outdoor, online radio, other) Selectively expand geographically Develop media and marketing applications using patented Portable People Meter (PPM) technology U.S. local market ratings initiative to extend period of competitive advantage International ratings partnerships U.S. marketing panel effort with VNU and Procter & Gamble is an investment in creating new avenues of growth Aggressive Two-Pronged Strategy

Portable People Meter (PPM) Characteristic Benefit Passive Handles media proliferation Tracks time shifting Portable Away-from-home measurement: tracks consumer at work, in car and in retail environments Personal Measures person, not appliance All exposures to many media Multiple Media/ Single Source Spreads cost across industries Larger sample size Cross-media planning More precise media targeting

Audio Content Studio Feed Digital or Analog Encoded Audio Content Transmission/Broadcast Encoder Encoded Audio Detected by PPM Data Transferred to Central Processing System When Battery Is Recharged How the PPM Works

PPM Status: Ratings Philadelphia tests (2002-2004) Active licenses/partnerships with major research companies around the world Accepted for use in Belgium, Canada, Norway, Singapore Houston demonstration (2005-2006) Large-scale demonstration of improved system Data are stable, credible and consistent with past market tests Remaining issues Seeking "critical mass" of stations and agencies Resolution of Nielsen joint venture Exact rollout schedule to follow

ARBITRON

Seeking 'Critical Mass'

National Agencies	Local/Regional Agencies
Zenith Optimedia	Harmelin Media
Havas MPG	FogertyKleinMonroe
Starcom MediaVest	Love Advertising
Mediacom	Mediagraphix
Carat USA	Mayo Seitz Media
WPP	The Star Group
Interpublic	JL Media

75% Nat'l radio dollars

Top 20 Radio Groups	
Spanish Broadcasting	Beasley Broadcasting

© 2005 Arbitron Inc.

PPM Status: Marketing Panel Pursuing market for "Project Apollo," a 30,000-household national market research service Multimedia exposure Attitudes and awareness Sales response Return on investment National pilot panel deployed with VNU 5,000+ households / 11,500+ persons 6 pilot subscribers who spend $6.2 billion on advertising Through mid 2006 Full 30,000 HH rollout decision in 4th quarter of 2006

Experienced Management Talented team of industry experts augmented with recent additions bringing broad-based experience and outside perspective Name Title Experience Steve Morris President and CEO Arbitron (13) Spectra Marketing (3) General Foods/ Maxwell House (17) Pierre Bouvard President, Sales and Marketing Arbitron (18) Industry consultant (5) Owen Charlebois President, Operations, Technology, Research and Development Arbitron (5) BBM Canada (10) Other Research (13) Sean Creamer EVP, Finance & Planning, Chief Financial Officer Laureate (9) Mobil (6) Price Waterhouse (4) Scott Henry EVP, Chief Information Officer Vitria Technology (2) Verizon Communications (6) Price Waterhouse (2) Andersen Consulting (8)

Financial Platform Solid revenue and EBIT growth Impressive margins Superior returns Strong cash flow Healthy balance sheet Sustainable competitive advantage

Financial Metrics Revenue Composition Revenue Composition Historical Growth Drivers Historical Growth Drivers By customer base Pricing increases +4% Radio related 85% Volume increases +2% Other 15% Strategic Acquisitions +2% By service 2001- 06 CAGR +8% Ratings & software 86% Qualitative 10% Other 4%

2001 2002 2003 2004 2005 2006 EBIT 76 86 93 98 101 Revenue 228 250 274 297 310 332 EBIT Margin 0.332 0.343 0.339 0.332 0.3273 2001-2006 Revenue CAGR = 8% $ in Millions Financial Metrics Guidance $329-$335

2006 Guidance Full Year 2006 Revenue growth 6% - 8% EPS $1.65 - $1.75 1st Quarter 2006 Revenue growth 6% - 8% EPS $0.50 - $0.52

EPS Guidance 2006 to to $2.14 $0.13 $0.15 $1.99 $1.95 $2.05 $0.17 $1.65 $1.75 $1.50 $1.60 $1.70 $1.80 $1.90 $2.00 $2.10 $2.20 2005 EPS Tax Rate Adj 2005 EPS 2006 Guidance Add: Stock Options Add: Add'l Apollo Proforma 2006 Guidance

PPM Rollout - Financial Implications Projected capital investment $10 to $25 million in the first 2-3 years of commercialization Fixed cost structure is highly "leverageable" once in place Substantial investments already made - $17 million in 2005 Variable costs Incremental variable costs exceed incremental revenue in the first year of commercialization of each market 9 to 12 month lag between commercialization and incremental revenue recognition Rollout schedule (markets and timing) has significant impact on P&L The faster the rollout, the more negative the impact to P&L in the short-term but the quicker the restoration of existing margin structure

EBIT Reconciliation Years Ended December 31, 2001 through 2005 (in millions) '01 '02 '03 '04 '05 EBIT $76 $86 $93 $98 $101 Net Interest (16) (16) (12) (6) (1) Income Tax (24) (27) (31) (31) (33) Net Income $36 $43 $50 $61 $67 Arbitron's management believes earnings before interest and income taxes (EBIT) is useful in evaluating Arbitron's historical results since it excludes certain items not directly related to core operating performance. EBIT is calculated by adding net interest expense and income tax expense to net income.